EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2005



                     General Environmental Management, Inc.
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             (Exact name of registrant as specified in its charter)



          NEVADA                   33-55254-38               87-0485313
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(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)              Identification No.)



3191 TEMPLE AVENUE, SUITE 250 POMONA, CALIFORNIA                    91768
    (Address of principal executive offices)                        (Zip Code)

         Registrant's telephone number, including area code 909-444-9500




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                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) .

General Environmental Management, Inc. the ("Company") hereby amends and restates Item 4 of its Current Report on Form 8-K dated May 19, 2005 in its entirety to read as set forth below. The amended and restated Item 4 has been revised to enhance the information for the reader and meet the requirements under Rule 304(a) of Regulation SB.

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant.

a) On May 16, 2005, General Environmental Management, Inc.(the "Company")dismissed Smith & Company as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

         The reports of Smith & Company on the Company's financial statements as of December 31, 2004 and for the year ended December 31, 2004 and as of December 31, 2003 and for the year ended December 31,2003 did not contain an adverse opinion or disclaimer of opinion, and was not modified for uncertainty, audit scope, accounting principles including the ability to continue as a going concern. During the Company's years ended December 31, 2003 and December 31, 2004 and through the subsequent interim period preceding the dismissal, there were no disagreements with Smith and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Smith& Company would have caused Smith & Company to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

         The Company requested that Smith & Company furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Smith & Company in response to that request, dated May 30, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

(b) On May 19, 2005, the Board of Directors of the Company appointed Weinberg & Company, P.A. ("Weinberg") as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the appointment of Weinberg, the Company has not consulted with Weinberg regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or
     (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S- B.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
         Exhibit
         Number                     Descriptions

          16.1 Updated Letter from Smith & Company dated May 30, 2005 regarding change in certifying accountant




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                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            _GENERAL ENVIRONMENTAL MANAGEMENT, INC._
                            ---------------------------------------
                                                       (Registrant)

Date: May 31, 2005
                            _/s/ Cabell F. Cobbs___________
                             ---------------------
                             Cabell F. Cobbs, Chief Financial Officer




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Exhibit 16.1 Letter on change of certifying accountant:

                                 Smith & Company
           A Professional Corporation of Certified Public Accountants



May 30, 2005

Securities and Exchange Commission
450 5th Street, Northwest
Washington, D. C. 20549

Ladies and Gentlemen:

We have read Item 4.01 of the Form 8-K/A Current Report dated May 16, 2005 of General Environmental Management, Inc. and are in agreement with the statements contained in the three paragraphs of a) of that Item as they pertain to Smith & Company. We have no basis to agree or disagree with any other statements of General Environmental Management, Inc. contained therein.

Very truly yours,

/s/  Smith & Company
Smith & Company









         4764 South 900 East, Suite 1 o Salt Lake City, Utah 84117-4977
              Telephone: (801) 281-4700 o Facsimile: (801) 281-4701
                        E-mail: smithcocpa@earthlink.net
          Members: American Institute of Certified Public Accountants
               o Utah Association of Certified Public Accountants

Exhibit 16.2 Response to Comment Letter on Form 8-K Filed 5/20/05 File No. 33-55254-38


                     General Environmental Management, Inc.
                               3191 Temple Avenue
                                    Suite 250
                                Pomona, CA 91768

Security and Exchange Commission
Washington, D.C. 20549-0306


Re:      Form 8-K filed 05/20/2005
         File No. 33-55254-38

Ladies and Gentlemen:

We have reviewed the comment letter received May 27, 2005 on the above noted filing. We agree that the items noted in 1-4 of the comment letter will result in enhancing the disclosures made on the above noted filing and better meet the requirements of Item 304(a) of Regulation SB and have revised the document accordingly.

We acknowledge that:

     - It is our responsibility for the adequacy and accuracy of the disclosure in the above noted filing;

     - The Commission's staff comments, or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

     - We may not assert the Commission's staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.


Sincerely,

/s/ Cabell F. Cobbs

Cabell F. Cobbs
Chief Financial Officer